CONSENT OF INDEPENDENT ACCOUNTANTS



  We consent to the inclusion in the Prospectus Supplement dated June 10, 1996 to the Prospectus dated June 10, 1996 to Registration Statement No. 33-99604 of

our report dated January 22, 1996 on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries.  We also consent to the reference to our firm under the caption "Experts."



                                             /s/Coopers & Lybrand L.L.P.
                                             ----------------------------------
                                             Coopers & Lybrand L.L.P.



June 12, 1996
New York, New York